                                        -------------------
                                        A REPORT CONCERNING
                                        -------------------

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            Changes in
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            Portfolio Management
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                                        IN NORTH AMERICAN FUNDS











DISTRIBUTOR
NASL Financial Services, Inc.

         ------------------------------------------------------------
                   NASL FINANCIAL SERVICES -- OCTOBER 1, 1996
         ------------------------------------------------------------


NASL FINANCIAL SERVICES AND MANULIFE FINANCIAL HAVE ANNOUNCED SEVERAL CHANGES TO THE PORTFOLIO SUBADVISERS IN NORTH AMERICAN FUNDS. NASL FINANCIAL
SERVICES IS THE DISTRIBUTOR OF NORTH AMERICAN FUNDS. EFFECTIVE OCTOBER 1, 1996 -- PENDING SHAREHOLDER/CONTRACTHOLDER RATIFICATION -- THE CHANGES ARE AS
FOLLOWS:

MORGAN STANLEY ASSET MANAGEMENT INC. replaces Oechsle International Advisors, L.P. as subadviser of the North American Funds Global Growth portfolio, which has been renamed the GLOBAL EQUITY portfolio. The Global Equity portfolio will be managed in a style similar to that of the Morgan Stanley Institutional Fund Global Equity Portfolio.


T. ROWE PRICE ASSOCIATES, INC. replaces Goldman Sachs Asset Management as subadviser of the North American Funds VALUE EQUITY portfolio. The portfolio will be managed in a style similar to that of the T. Rowe Price Equity Income Fund.

FOUNDERS ASSET MANAGEMENT, INC. replaces Goldman Sachs Asset Management as subadviser of the North American Funds Asset Allocation portfolio. The new portfolio is called the BALANCED portfolio and will be managed in a style similar to that of the Founders Balanced Fund.

MANUFACTURERS ADVISER CORPORATION replaces Wellington Management Company as subadviser of the North American Funds MONEY MARKET portfolio. (Wellington Management Company will continue to manage the Growth and Income and Investment Quality Bond portfolios.)







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Mutual funds are not deposits or obligations of, or guaranteed by, any bank or financial institution. Mutual funds are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal.
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
         ------------------------------------------------------------
                              THE NEW SUBADVISERS
         ------------------------------------------------------------

FOLLOWING IS A SUMMARY AND BRIEF DESCRIPTION OF THE NEW SUBADVISERS IN NORTH AMERICAN FUNDS.

--------------------------------------------------------------------------------
MORGAN STANLEY ASSET MANAGEMENT INC.

[Chart]

Growth  Value   International/Global
------  -----   --------------------

                   Global Equity        Large Cap
                                        ---------

                                        Mid Cap
                                        -------

                                        Small Cap
                                        ---------

[Headings are shaded with dotted lines separating boxes]

Founded in 1935, Morgan Stanley Group, Inc. is one of the world's leading financial institutions with a network of over 9,700 employees in 27 principal offices worldwide. Morgan Stanley Asset Management Inc. (MSAM), a wholly-owned subsidiary of Morgan Stanley Group, is recognized worldwide for its expertise in managing assets of governments, corporations and high net worth individuals. Between MSAM and Miller Anderson & Sherrerd, Morgan Stanley employs 169 senior investment professionals (data current as of 6/30/96) and has over $100 billion under management and fiduciary advice.

Morgan Stanley Asset Management Inc. employs a disciplined, quantitative and fundamental value approach to investing in both U.S. and foreign companies. The London-based team will manage the North American Funds GLOBAL EQUITY portfolio in a style similar to that of the Morgan Stanley Institutional Fund Global Equity Portfolio. Of course, foreign investments involve risks and opportunities that are different from domestic investments, including currency fluctuation and differences in tax reporting.

--------------------------------------------------------------------------------
T. ROWE PRICE ASSOCIATES, INC.

[Chart]

Growth  Value           International/Global
------  -----           --------------------

        Value Equity                            Large Cap
                                                ---------

                                                Mid Cap
                                                -------

                                                Small Cap
                                                ---------

[Headings are shaded with dotted lines separating boxes]

Founded in 1937, T. Rowe Price Associates and its affiliates have over $85 billion in assets under management in more than four million individual and institutional investor accounts including pension, profit sharing and other employee benefit plans, endowments and foundations. The company employs a team of 114 highly regarded investment professionals.

The North American Funds VALUE EQUITY portfolio, which will be managed in a style similar to that of the T. Rowe Price Equity Income Fund, will be managed to follow T. Rowe Price's large cap value strategy: value-oriented investments in companies selling below historical valuation levels as determined by dividend yield analysis.

FOUNDERS ASSET MANAGEMENT, INC.
--------------------------------------------------------------------------------

[Chart]                                                      [Chart]

Equity                                                       Fixed Income

Growth  Value     International/Global                       Short Maturity    Intermediate Maturity    Long Maturity
------  -----     --------------------                       --------------    ---------------------    -------------

                                        Large Cap                                     Balanced                        High Quality
                                        ---------                                                                     ------------

   Balanced                             Mid Cap                                                                       Medium Quality
[Under both                             -------                                                                       --------------
Growth and Value]
                                        Small Cap                                                                     Low Quality
                                        ---------                                                                     -----------

[Headings are shaded with dotted lines separating boxes]        [Headings are shaded with dotted lines separating boxes]


Founded in 1938, Founders Asset Management, Inc. manages over $4 billion in client assets. Founders has developed a reputation as a growth style manager based on its belief that growth companies consistently earning above average returns and producing high growth rates in sales and earnings are the most rewarding to own over time. The firm's bottom-up stock selection process and investment style has historically excelled in periods of moderate economic growth.

The North American Funds BALANCED portfolio, whch will be managed in a style similar to that of the Founders Balanced Fund, invests for stability, seeking to participate in the upside potential of the markets while minimizing the downside, thus limiting volatility through stock selection and diversification.

--------------------------------------------------------------------------------

MANUFACTURERS ADVISER CORPORATION

Manufacturers Adviser Corporation is the investment adviser subsidiary of The Manufacturers Life Insurance Company (Manulife Financial). Manulife Financial, with its related companies, manages over $55 billion of assets worldwide. Founded in 1887, Manulife Financial and its subsidiaries represent one of the largest insurance companies in North America and among the 60 largest life insurers in the world (as measured by assets).

The North American Funds MONEY MARKET portfolio will continue to be invested in high quality money market instruments with maturities of 13 months or less.

         ------------------------------------------------------------
                         WHY WE HAVE MADE THESE CHANGES
         ------------------------------------------------------------

The subadviser selection process employed by NASL Financial Services is a combination of quantitative and qualitative criteria focused solely on finding managers that can potentially deliver real value on a highly consistent basis. This analysis led to changes in subadvisers that reflect NASL Financial Services' commitment to provide investors with:

    - publicly recognized names in portfolio management with distinct expertise and leadership in a particular asset and style class,

    -   portfolios that can be stand-alone investments, and of great importance,

    - portfolios that have been selected to work in combination with other portfolios to pursue superior, risk-adjusted returns and broad diversification achieved through asset allocation.

NASL Financial Services continuously monitors each portfolio subadviser and measures performance by reviewing a variety of factors, including the degree to which:

    - risk-adjusted returns are consistently superior to its peer group and relevant index,

    -   investment philosophy and discipline are applied consistently,

    - there exists a continuity of professional talent and ongoing business operations, and

    - performance excels in good markets and provides downside protection in difficult markets.

NASL Financial Services takes its responsibility to shareholders and contractholders very seriously. As always, you can expect due diligence and ongoing evaluation of each portfolio subadviser to ensure that your assets are benefitting from among the best professional investment management expertise in the business.

                 -------------------------------------------
                            WORLD-CLASS INVESTMENT
                                  MANAGEMENT
                 -------------------------------------------

-   J.P. MORGAN INVESTMENT MANAGEMENT INC.

-   MANUFACTURER'S ADVISER CORPORATION

-   SALOMON BROTHERS ASSET MANAGEMENT INC.

-   WELLINGTON MANAGEMENT COMPANY, LLP

-   MORGAN STANLEY ASSET MANAGEMENT INC.

-   T. ROWE PRICE ASSOCIATES INC.

-   FOUNDERS ASSET MANAGEMENT, INC.

-   FRED ALGER MANAGEMENT, INC.

For more information, call your financial adviser.




DISTRIBUTOR OF NORTH AMERICAN FUNDS
NASL Financial Services, Inc.
116 Huntington Avenue
Boston, MA 02116-5743
North American Funds                                    800-872-8037



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This material is authorized for use with prospective investors only when preceded or accompanied by a current North American Funds prospectus containing more complete information, including all charges, expenses, risk factors and limitations. Investors should read the prospectuses carefully before investing. Past performance is not a guarantee of future results.